Enova International, Inc.
Selected Historical Data (Unaudited)
(in thousands, except per share data)

enova

	2017 First Quarter	2017 Second Quarter	2017 Third Quarter	2017 Fourth Quarter	2017 Total Year
Statement of Income Data:					
Revenue	$ 167,820	$ 162,498	$ 187,198	$ 211,387	$ 728,903
Cost of Revenue	74,964	70,679	92,084	115,761	353,488
Gross Profit	92,856	91,819	95,114	95,626	375,415
Expenses					
Marketing	14,349	17,138	20,505	24,566	76,558
Operations and technology	17,812	16,214	19,178	16,427	69,631
General and administrative	25,308	25,808	24,625	24,013	99,754
Depreciation and amortization	3,221	3,102	3,244	3,715	13,282
Total Expenses	60,690	62,262	67,552	68,721	259,225
Income from Operations	32,166	29,557	27,562	26,905	116,190
Interest expense	(17,223)	(17,013)	(18,292)	(21,477)	(74,005)
Foreign currency transaction (loss) gain	227	57	65	32	381
Loss on early extinguishment of debt	—	—	(14,927)	(7,968)	(22,895)
Income (loss) before Income Taxes	15,170	12,601	(5,592)	(2,508)	19,671
Provision for (benefit from) income taxes	5,376	4,592	(1,905)	(6,006)	2,057
Net Income (loss) from continuing operations	9,794	8,009	(3,687)	3,498	17,614
Net income (loss) from discontinued operations	4,056	3,864	319	3,387	11,626
Net Income (Loss)	$ 13,850	$ 11,873	$ (3,368)	$ 6,885	$ 29,240
Earnings Per Share					
Earnings per common share:					
Basic	$ 0.42	$ 0.35	$ (0.10)	$ 0.21	$ 0.87
Diluted EPS - continuing operations	$ 0.29	$ 0.23	$ (0.11)	$ 0.10	$ 0.52
Diluted EPS - discontinued operations	$ 0.12	$ 0.11	$ 0.01	$ 0.10	$ 0.34
Diluted - total	$ 0.41	$ 0.35	$ (0.10)	$ 0.20	$ 0.86
Weighted average common shares outstanding:					
Basic	33,372	33,553	33,670	33,494	33,523
Diluted	34,036	34,125	34,194	34,172	34,132
Balance Sheet Data (at period end):					
Cash and cash equivalents	$ 76,233	$ 29,638	$ 91,379	$ 49,772	$ 49,772
Loans and finance receivables, net	457,897	497,357	566,200	625,407	625,407
Total assets	985,413	1,001,869	1,139,778	1,159,460	1,159,460
Long-term debt	631,117	638,749	765,395	788,542	788,542
Total stockholder's equity	258,473	274,568	274,805	281,687	281,687

	2018 First Quarter	2018 Second Quarter	2018 Third Quarter	2018 Fourth Quarter	2018 Total Year
Statement of Income Data:					
Revenue	$ 219,309	$ 219,291	$ 257,315	$ 276,706	$ 972,621
Cost of Revenue	92,793	106,361	146,803	157,448	503,405
Gross Profit	126,516	112,930	110,512	119,258	469,216
Expenses					
Marketing	20,633	21,984	27,615	25,728	95,960
Operations and technology	18,169	18,910	19,587	21,701	78,367
General and administrative	26,337	27,902	23,870	27,034	105,143
Depreciation and amortization	3,591	3,594	3,453	3,562	14,200
Total Expenses	68,730	72,390	74,525	78,025	293,670
Income from Operations	57,786	40,540	35,987	41,233	175,546
Interest expense	(19,676)	(19,359)	(20,251)	(20,078)	(79,364)
Foreign currency transaction (loss) gain	(2,088)	(202)	27	(55)	(2,318)
Loss on early extinguishment of debt	(4,710)	—	(12,469)	(7,812)	(24,991)
Income (loss) before Income Taxes	31,312	20,979	3,294	13,288	68,873
Provision for (benefit from) income taxes	6,861	4,919	(9,973)	3,494	5,301
Net Income (loss) from continuing operations	24,451	16,060	13,267	9,794	63,572
Net income (loss) from discontinued operations	3,447	2,165	2,037	(1,123)	6,526
Net Income (Loss)	$ 27,898	$ 18,225	$ 15,304	$ 8,671	$ 70,098
Earnings Per Share					
Earnings per common share:					
Basic	$ 0.83	$ 0.54	$ 0.45	$ 0.25	$ 2.06
Diluted EPS - continuing operations	$ 0.71	$ 0.45	$ 0.37	$ 0.28	$ 1.81
Diluted EPS - discontinued operations	$ 0.10	$ 0.06	$ 0.06	$ (0.03)	$ 0.19
Diluted - total	$ 0.81	$ 0.52	$ 0.43	$ 0.25	$ 1.99
Weighted average common shares outstanding:					
Basic	33,669	33,954	34,168	34,158	33,993
Diluted	34,572	35,371	35,666	35,103	35,176
Balance Sheet Data (at period end):					
Cash and cash equivalents	$ 46,350	$ 27,359	$ 141,699	$ 28,114	$ 28,114
Loans and finance receivables, net	625,124	674,653	753,454	780,112	780,112
Total assets	1,158,200	1,183,204	1,426,268	1,328,185	1,328,185
Long-term debt	754,650	762,831	951,091	857,929	857,929
Total stockholder's equity	315,733	333,645	352,668	347,768	347,768

	2019 First Quarter	2019 Second Quarter	2019 Third Quarter	2019 Fourth Quarter	2019 Total Year
Statement of Income Data:					
Revenue	$ 264,438	$ 259,445	$ 305,612	$ 345,262	$ 1,174,757
Cost of Revenue	118,858	123,433	162,186	198,417	602,894
Gross Profit	145,580	136,012	143,426	146,845	571,863
Expenses					
Marketing	19,061	25,861	34,505	35,705	115,132
Operations and technology	20,579	20,057	20,717	22,909	84,262
General and administrative	29,051	28,244	27,267	24,642	109,204
Depreciation and amortization	3,934	3,681	3,433	4,007	15,055
Total Expenses	72,625	77,843	85,922	87,263	323,653
Income from Operations	72,955	58,169	57,504	59,582	248,210
Interest expense	(19,502)	(18,116)	(18,235)	(19,751)	(75,604)
Foreign currency transaction (loss) gain	(143)	(35)	(12)	(26)	(216)
Loss on early extinguishment of debt	(2,321)	—	—	—	(2,321)
Income (loss) before Income Taxes	50,989	40,018	39,257	39,805	170,069
Provision for (benefit from) income taxes	12,010	9,392	10,376	10,277	42,053
Net Income (loss) from continuing operations	38,979	30,626	28,883	29,528	128,016
Net income (loss) from discontinued operations	(3,962)	(5,563)	(1,798)	(80,081)	(91,404)
Net Income (Loss)	$ 35,017	$ 25,063	$ 27,085	$ (50,553)	$ 36,612
Earnings Per Share					
Earnings per common share:					
Basic	$ 1.05	$ 0.74	$ 0.80	$ (1.51)	$ 1.09
Diluted EPS - continuing operations	$ 1.13	$ 0.89	$ 0.84	$ 0.87	$ 3.72
Diluted EPS - discontinued operations	$ (0.12)	$ (0.16)	$ (0.05)	$ (2.39)	$ (2.71)
Diluted - total	$ 1.02	$ 0.73	$ 0.78	$ (1.51)	$ 1.06
Weighted average common shares outstanding:					
Basic	33,481	33,826	33,997	33,553	33,715
Diluted	34,421	34,469	34,577	34,119	34,398
Balance Sheet Data (at period end):					
Cash and cash equivalents	$ 57,715	$ 33,849	$ 28,864	$ 47,344	$ 47,344
Loans and finance receivables, net	752,560	829,458	950,188	1,062,650	1,062,650
Total assets	1,338,419	1,383,467	1,500,677	1,574,352	1,574,352
Long-term debt	791,908	785,504	873,744	991,181	991,181
Total stockholder's equity	379,214	406,453	433,971	376,613	376,613

Enova International, Inc.
Adjusted EBITDA (Unaudited)
(Dollars in thousands)

	2017 First Quarter	2017 Second Quarter	2017 Third Quarter	2017 Fourth Quarter	2017 Total Year
Net income (loss) from continuing operations	$ 9,794	$ 8,009	$ (3,687)	$ 3,498	$ 17,614
Depreciation and amortization expenses	3,221	3,102	3,244	3,715	13,282
Interest expense, net	17,223	17,013	18,292	21,477	74,005
Foreign currency transaction loss (gain)	(227)	(57)	(65)	(32)	(381)
Provision for income taxes	5,376	4,592	(1,905)	(6,006)	2,057
Stock-based compensation expense	2,320	2,987	2,996	3,004	11,307
Adjustments:					
Acquisition related costs [a]	—	—	—	(2,358)	(2,358)
Loss on early extinguishment of debt [b]	—	—	14,927	7,968	22,895
Lease termination and cease-use costs [c]	—	—	—	—	—
Regulatory settlement [d]	—	—	—	—	—
Adjusted EBITDA	$ 37,707	$ 35,646	$ 33,802	$ 31,266	$ 138,421
Adjusted EBITDA margin calculated as follows:					
Total Revenue	$ 167,820	$ 162,498	$ 187,198	$ 211,387	$ 728,903
Adjusted EBITDA	$ 37,707	$ 35,646	$ 33,802	$ 31,266	$ 138,421
Adjusted EBITDA as a percentage of total revenue	22.5%	21.9%	18.1%	14.8%	19.0%

	2018 First Quarter	2018 Second Quarter	2018 Third Quarter	2018 Fourth Quarter	2018 Total Year
Net income (loss) from continuing operations	$ 24,451	$ 16,060	$ 13,267	$ 9,794	$ 63,572
Depreciation and amortization expenses	3,591	3,594	3,453	3,562	14,200
Interest expense, net	19,676	19,359	20,251	20,078	79,364
Foreign currency transaction loss (gain)	2,088	202	(27)	55	2,318
Provision for income taxes	6,861	4,919	(9,973)	3,494	5,301
Stock-based compensation expense	2,433	2,834	2,882	3,511	11,660
Adjustments:					
Acquisition related costs [a]	—	—	—	—	—
Loss on early extinguishment of debt [b]	4,710	—	12,469	7,812	24,991
Lease termination and cease-use costs [c]	—	—	—	—	—
Regulatory settlement [d]	—	—	—	633	633
Adjusted EBITDA	$ 63,810	$ 46,968	$ 42,322	$ 48,939	$ 202,039
Adjusted EBITDA margin calculated as follows:					
Total Revenue	$ 219,309	$ 219,291	$ 257,315	$ 276,706	$ 972,621
Adjusted EBITDA	$ 63,810	$ 46,968	$ 42,322	$ 48,939	$ 202,039
Adjusted EBITDA as a percentage of total revenue	29.1%	21.4%	16.4%	17.7%	20.8%

	2019 First Quarter	2019 Second Quarter	2019 Third Quarter	2019 Fourth Quarter	2019 Total Year
Net income (loss) from continuing operations	$ 38,979	$ 30,626	$ 28,883	$ 29,528	$ 128,016
Depreciation and amortization expenses	3,934	3,681	3,433	4,007	15,055
Interest expense, net	19,502	18,116	18,235	19,751	75,604
Foreign currency transaction loss (gain)	143	35	12	26	216
Provision for income taxes	12,010	9,392	10,374	10,277	42,053
Stock-based compensation expense	3,074	3,323	3,387	2,183	11,967
Adjustments:					
Acquisition related costs [a]	—	—	—	—	—
Loss on early extinguishment of debt [b]	2,321	—	—	—	2,321
Lease termination and cease-use costs [c]	370	—	—	—	370
Regulatory settlement [d]	—	—	—	—	—
Adjusted EBITDA	$ 80,333	$ 65,173	$ 64,324	$ 65,772	$ 275,602
Adjusted EBITDA margin calculated as follows:					
Total Revenue	$ 264,438	$ 259,445	$ 305,612	$ 345,262	$ 1,174,757
Adjusted EBITDA	$ 80,333	$ 65,173	$ 64,324	$ 65,772	$ 275,602
Adjusted EBITDA as a percentage of total revenue	30.4%	25.1%	21.0%	19.0%	23.5%

(a) In the fourth quarter of 2017, the Company recorded a $2.4 million ($1.8 million net of tax) fair value adjustment to contingent consideration related to a prior year acquisition.

(b) In the third and fourth quarters of 2017 and the first, third and fourth quarters of 2018, the Company recorded $14.9 million ($9.2 million net of tax), $8.0 million ($8.5 million net of tax) and $4.7 million ($3.7 million net of tax), $12.5 million ($9.9 million net of tax) and $7.8 million ($6.0 million net of tax) losses on early extinguishment of debt related to the repurchase of $155.0 million principal amount of senior notes, the redemption of $160.9 million of securitization notes, the repurchase of $50.0 million principal amount of senior notes, the repurchase of $178.5 million principal amount of senior notes, and the repurchase of $116.5 million principal amount of senior notes, respectively.

(c) In the first quarter of 2019, the Company recorded a $0.4 million ($0.3 million net of tax) impairment charge to operating right-of-use lease assets related to its decision to cease use and sublease a portion of a leased office space.

(d) In the fourth quarter of 2018, the Company consented to the issuance of a Consent Order by the Consumer Financial Protection Bureau, or the CFPB, pursuant to which it agreed, without admitting or denying any of the facts or conclusions made by the CFPB from its 2014 review of us, to pay a civil money penalty of $3.2 million, which is nondeductible for tax purposes.

Enova International, Inc.
Adjusted Earnings (Unaudited)
(Dollars in thousands)

	2017 First Quarter	2017 Second Quarter	2017 Third Quarter	2017 Fourth Quarter	2017 Total Year
Net income (loss) from continuing operations	$ 9,794	$ 8,009	$ (3,687)	$ 3,498	$ 17,614
Adjustments (net of tax):					
Acquisition related costs [a]	—	—	—	(2,358)	(2,358)
Loss on early extinguishment of debt [b]	—	—	14,927	7,968	22,895
Intangible asset amortization	271	271	269	269	1,080
Stock-based compensation expense	2,320	2,987	2,996	3,006	11,307
Foreign currency transaction loss (gain)	(227)	(57)	(65)	(32)	(381)
Cumulative tax effect of adjustments	(810)	(1,113)	(6,121)	609	(7,435)
Discrete tax adjustments [c]	—	—	—	(7,452)	(7,452)
Lease termination and cease-use costs [d]	—	—	—	—	—
Regulatory settlement [e]	—	—	—	—	—
Adjusted earnings	$ 11,348	$ 10,097	$ 8,319	$ 5,506	$ 35,270
Diluted earnings per share	$ 0.29	$ 0.23	$ (0.11)	$ 0.10	$ 0.52
Adjusted earnings per share	$ 0.33	$ 0.30	$ 0.24	$ 0.16	$ 1.03

	2018 First Quarter	2018 Second Quarter	2018 Third Quarter	2018 Fourth Quarter	2018 Total Year
Net income (loss) from continuing operations	$ 24,451	$ 16,060	$ 13,267	$ 9,794	$ 63,572
Adjustments (net of tax):					
Acquisition related costs [a]	—	—	—	—	—
Loss on early extinguishment of debt [b]	4,710	—	12,469	7,812	24,991
Intangible asset amortization	267	268	268	267	1,070
Stock-based compensation expense	2,433	2,834	2,882	3,511	11,660
Foreign currency transaction loss (gain)	2,088	202	(27)	55	2,318
Cumulative tax effect of adjustments	(1,979)	(777)	(3,332)	(2,797)	(8,885)
Discrete tax adjustments [c]	—	—	(11,237)	—	(11,237)
Lease termination and cease-use costs [d]	—	—	—	—	—
Regulatory settlement [e]	—	—	—	633	633
Adjusted earnings	$ 31,970	$ 18,587	$ 14,290	$ 19,275	$ 84,122
Diluted earnings per share	$ 0.71	$ 0.45	$ 0.37	$ 0.28	$ 1.81
Adjusted earnings per share	$ 0.92	$ 0.53	$ 0.40	$ 0.55	$ 2.39

	2019 First Quarter	2019 Second Quarter	2019 Third Quarter	2019 Fourth Quarter	2019 Total Year
Net income (loss) from continuing operations	$ 38,979	$ 30,626	$ 28,883	$ 29,528	$ 128,016
Adjustments (net of tax):					
Acquisition related costs [a]	—	—	—	—	—
Loss on early extinguishment of debt [b]	2,321	—	—	—	2,321
Intangible asset amortization	268	267	268	267	1,070
Stock-based compensation expense	3,076	3,323	3,387	2,183	11,967
Foreign currency transaction loss (gain)	143	35	12	26	216
Cumulative tax effect of adjustments	(1,519)	(843)	(853)	(693)	(3,908)
Discrete tax adjustments [c]	(141)	—	—	—	(141)
Lease termination and cease-use costs [d]	726	—	—	—	726
Regulatory settlement [e]	—	—	—	—	—
Adjusted earnings	$ 43,851	$ 33,408	$ 31,697	$ 31,311	$ 140,267
Diluted earnings per share	$ 1.13	$ 0.89	$ 0.84	$ 0.87	$ 3.72
Adjusted earnings per share	$ 1.27	$ 0.97	$ 0.92	$ 0.92	$ 4.06

(a) In the fourth quarter of 2017, the Company recorded a $2.4 million ($1.8 million net of tax) fair value adjustment to contingent consideration related to a prior year acquisition.

(b) In the third and fourth quarters of 2017 and the first, third and fourth quarters of 2018, the Company recorded $14.9 million ($9.2 million net of tax), $8.0 million ($8.5 million net of tax) and $4.7 million ($3.7 million net of tax), $12.5 million ($9.9 million net of tax) and $7.8 million ($6.0 million net of tax) losses on early extinguishment of debt related to the repurchase of $155.0 million principal amount of senior notes, the redemption of $160.9 million of securitization notes, the repurchase of $50.0 million principal amount of senior notes, the repurchase of $178.5 million principal amount of senior notes, and the repurchase of $116.5 million principal amount of senior notes, respectively.

(c) In the fourth quarter of 2017, the Company recognized a $7.5 million income tax benefit from the remeasurement of deferred tax assets and liabilities at lower enacted corporate tax rates as a result of the U.S. Tax Cuts and Jobs Act. In the third quarter of 2018, the Company recognized an $11.2 million income tax benefit from the optimization of timing of certain income tax deductions for prior year loan- and fixed asset-related deferred tax items, coupled with the lower enacted corporate tax rates as a result of the U.S. Tax Cuts and Jobs Act. In the first quarter of 2019, the Company recognized $0.1 million of interest income on a tax refund received as a result of the U.S. Tax Cuts and Jobs Act.

(d) In the first quarter of 2019, the Company recorded a $0.7 million ($0.6 million net of tax) impairment charges to operating right-of-use lease assets and leasehold improvement assets related to its decision to cease use and sublease a portion of a leased office space.

(e) In the fourth quarter of 2018, the Company consented to the issuance of a Consent Order by the Consumer Financial Protection Bureau, or the CFPB, pursuant to which it agreed, without admitting or denying any of the facts or conclusions made by the CFPB from its 2014 review of us, to pay a civil money penalty of $3.2 million, which is nondeductible for tax purposes.

Enova International, Inc.
Loss Experience Trends - Short-Term Loans (Unaudited)
(Dollars in thousands)

Short-term loans:	2017 First Quarter	2017 Second Quarter	2017 Third Quarter	2017 Fourth Quarter
Cost of revenue	$ 11,643	$ 11,782	$ 15,268	$ 16,075
Charge-offs (net of recoveries)	14,910	10,045	13,360	15,117
Average short-term combined loan balance, gross [a][b]	54,143	48,362	57,337	60,514
Ending short-term combined loan balance, gross [b]	44,035	53,003	56,733	63,006
Ending allowance and liability for losses	$ 10,375	$ 12,112	$ 14,020	$ 14,977
Short-term loan ratios:				
Cost of revenue as a % of average short-term combined loan balance, gross [a][b]	21.5%	24.4%	26.6%	26.6%
Charge-offs (net of recoveries) as a % of average short-term combined loan balance, gross [a][b]	27.5%	20.8%	23.3%	25.0%
Gross profit margin	64.0%	60.2%	50.4%	52.6%
Allowance and liability for losses as a % of combined loan balance, gross [b][c]	23.6%	22.9%	24.7%	23.8%

Short-term loans:	2018 First Quarter	2018 Second Quarter	2018 Third Quarter	2018 Fourth Quarter
Cost of revenue	$ 11,486	$ 12,706	$ 18,264	$ 18,355
Charge-offs (net of recoveries)	15,128	10,859	14,568	18,776
Average short-term combined loan balance, gross [a][b]	58,675	53,258	61,312	63,370
Ending short-term combined loan balance, gross [b]	48,654	56,339	63,832	63,156
Ending allowance and liability for losses	$ 11,334	$ 13,181	$ 16,877	$ 16,456
Short-term loan ratios:				
Cost of revenue as a % of average short-term combined loan balance, gross [a][b]	19.6%	23.9%	29.8%	29.0%
Charge-offs (net of recoveries) as a % of average short-term combined loan balance, gross [a][b]	25.8%	20.4%	23.8%	29.6%
Gross profit margin	65.1%	59.2%	51.2%	53.5%
Allowance and liability for losses as a % of combined loan balance, gross [b][c]	23.3%	23.4%	26.4%	26.1%

Short-term loans:	2019 First Quarter	2019 Second Quarter	2019 Third Quarter	2019 Fourth Quarter
Cost of revenue	$ 10,914	$ 10,068	$ 11,297	$ 11,554
Charge-offs (net of recoveries)	16,731	9,585	11,783	12,260
Average short-term combined loan balance, gross [a][b]	57,397	46,279	44,328	43,149
Ending short-term combined loan balance, gross [b]	47,008	44,888	43,910	44,621
Ending allowance and liability for losses	$ 10,639	$ 11,122	$ 10,636	$ 9,930
Short-term loan ratios:				
Cost of revenue as a % of average short-term combined loan balance, gross [a][b]	19.0%	21.8%	25.5%	26.8%
Charge-offs (net of recoveries) as a % of average short-term combined loan balance, gross [a][b]	29.1%	20.7%	26.6%	28.4%
Gross profit margin	68.5%	63.2%	56.8%	55.1%
Allowance and liability for losses as a % of combined loan balance, gross [b][c]	22.6%	24.8%	24.2%	22.3%

Note: All amounts presented in this schedule exclude discontinued operations.

(a) The average short-term combined loan balance is the average of the month-end balances during the period.

(b) Non-GAAP measure.

(c) Allowance and liability for losses as a % of combined loan balance, gross, is determined using period-end balances.

Enova International, Inc.
Loss Experience Trends - Line of Credit Accounts (Unaudited)
(Dollars in thousands)

	2017				2018				2019			
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Line of credit accounts:												
Cost of revenue	$ 20,403	$ 20,382	$ 23,681	$ 30,831	$ 25,779	$ 31,519	$ 46,934	$ 59,820	$ 37,900	$ 48,549	$ 83,922	$ 107,940
Charge-offs (net of recoveries)	25,232	19,300	19,718	26,493	29,807	27,589	36,506	50,290	47,546	38,493	59,928	92,351
Average loan balance[(a)]	135,569	128,278	145,330	161,905	168,118	168,881	200,710	221,721	224,416	237,571	300,849	360,062
Ending loan balance	124,437	134,078	154,689	170,068	160,923	181,134	216,624	227,563	218,979	263,825	336,847	392,837
Ending allowance for losses balance	$ 21,765	$ 22,847	$ 26,810	$ 31,148	$ 27,120	$ 31,050	$ 41,478	$ 51,009	$ 41,363	$ 51,419	$ 75,413	$ 91,002
Line of credit account ratios:												
Cost of revenue as a % of average loan balance[(a)]	15.0%	15.9%	16.3%	19.0%	15.3%	18.7%	23.4%	27.0%	16.9%	20.4%	27.9%	30.0%
Charge-offs (net of recoveries) as a % of average loan balance[(a)]	18.6%	15.0%	13.6%	16.4%	17.7%	16.3%	18.2%	22.7%	21.2%	16.2%	19.9%	25.6%
Gross profit margin	65.6%	65.3%	65.6%	59.2%	67.1%	60.4%	52.4%	44.0%	63.7%	56.1%	42.7%	38.0%
Allowance for losses as a % of loan balance[(b)]	17.5%	17.0%	17.3%	18.3%	16.9%	17.1%	19.1%	22.4%	18.9%	19.5%	22.4%	23.2%

Note: All amounts presented in this schedule exclude discontinued operations.

(a) The average loan balance for line of credit accounts is the average of the month-end balances during the period.

(b) Allowance for losses as a % of loan balance is determined using period-end balances.

Enova International, Inc.
Loss Experience Trends - Installment Loans and RPAs (Unaudited)
(Dollars in thousands)

	2017				2018				2019			
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Installment loans:												
Cost of revenue	$ 42,918	$ 38,515	$ 53,135	$ 68,857	$ 55,528	$ 62,136	$ 81,605	$ 79,273	$ 70,044	$ 64,816	$ 66,967	$ 78,923
Charge-offs (net of recoveries)	51,451	39,271	41,566	57,706	60,364	56,752	86,845	78,957	77,182	60,176	67,794	76,854
Average installment combined loan and finance receivable balance, gross (a)(b)	406,580	395,950	445,520	505,277	540,937	553,251	608,291	652,760	652,635	650,142	719,638	789,937
Ending installment combined loan and finance receivable balance, gross (b)	385,106	412,617	475,529	534,304	538,306	571,850	637,648	663,311	631,358	679,473	752,814	829,691
Ending allowance and liability for losses	$ 42,183	$ 41,310	$ 52,996	$ 63,970	$ 59,120	$ 63,850	$ 78,433	$ 78,915	$ 71,751	$ 76,450	$ 75,391	$ 77,518
Installment loan ratios:												
Cost of revenue as a % of average installment combined loan and finance receivable balance, gross (a)(b)	10.6%	9.7%	11.9%	13.6%	10.3%	11.2%	13.4%	12.1%	10.7%	10.0%	9.3%	10.0%
Charge-offs (net of recoveries) as a % of average installment combined loan and finance receivable balance, gross (a)(b)	12.7%	9.9%	9.3%	11.4%	11.2%	10.3%	11.0%	12.1%	11.8%	9.3%	9.4%	9.7%
Gross profit margin	43.4%	47.5%	39.2%	32.3%	48.4%	42.6%	32.5%	39.0%	44.0%	46.5%	49.6%	44.9%
Allowance and liability for losses as a % of combined loan and finance receivable balance, gross (b)(c)	11.0%	10.0%	11.1%	12.0%	11.0%	11.2%	12.3%	11.9%	11.4%	11.3%	10.0%	9.3%

Note: All amounts presented in this schedule exclude discontinued operations.
(a) The average installment combined loan and finance receivable balance is the average of the month-end balances during the period.
(b) Non-GAAP measure.
(c) Allowance and liability for losses as a % of combined loan and finance receivable balance, gross, is determined using period-end balances.

Enova International, Inc.
Revenue by Product (Unaudited)
(Dollars in thousands)

	2017 First Quarter	2017 Second Quarter	2017 Third Quarter	2017 Fourth Quarter	2017 Total Year
Short-term loans	$ 32,329	$ 29,582	$ 30,800	$ 33,891	$ 126,602
Line of credit accounts	59,383	58,753	68,850	75,588	262,574
Installment loans and RPAs	75,810	73,916	87,363	101,749	338,838
Total loans and finance receivables revenue	167,522	162,251	187,013	211,228	728,014
Other	298	247	185	159	889
Total revenue	$ 167,820	$ 162,498	$ 187,198	$ 211,387	$ 728,903

	2018 First Quarter	2018 Second Quarter	2018 Third Quarter	2018 Fourth Quarter	2018 Total Year
Short-term loans	$ 32,866	$ 31,113	$ 37,447	$ 39,477	$ 140,903
Line of credit accounts	78,309	79,658	98,666	106,862	363,495
Installment loans and RPAs	107,628	108,243	120,947	130,036	466,854
Total loans and finance receivables revenue	218,803	219,014	257,060	276,375	971,252
Other	506	277	255	331	1,369
Total revenue	$ 219,309	$ 219,291	$ 257,315	$ 276,706	$ 972,621

	2019 First Quarter	2019 Second Quarter	2019 Third Quarter	2019 Fourth Quarter	2019 Total Year
Short-term loans	$ 34,599	$ 27,361	$ 26,150	$ 25,716	$ 113,826
Line of credit accounts	104,483	110,670	146,362	174,227	535,742
Installment loans and RPAs	125,043	121,170	132,875	143,201	522,289
Total loans and finance receivables revenue	264,126	259,201	306,387	343,144	1,171,857
Other	313	244	225	2,118	2,900
Total revenue	$ 264,438	$ 259,445	$ 306,612	$ 345,262	$ 1,174,757

	2017 First Quarter	2017 Second Quarter	2017 Third Quarter	2017 Fourth Quarter	2017 Total Year
Short-term loans	19.3%	18.2%	16.5%	16.0%	17.4%
Line of credit accounts	35.4%	36.2%	36.8%	35.8%	36.0%
Installment loans and RPAs	45.2%	45.5%	46.7%	48.1%	46.5%
Total loans and finance receivables revenue	99.8%	99.8%	99.9%	99.9%	99.9%
Other	0.2%	0.2%	0.1%	0.1%	0.1%
Total revenue	100.0%	100.0%	100.0%	100.0%	100.0%

	2018 First Quarter	2018 Second Quarter	2018 Third Quarter	2018 Fourth Quarter	2018 Total Year
Short-term loans	15.0%	14.2%	14.6%	14.3%	14.5%
Line of credit accounts	35.7%	36.3%	38.3%	38.6%	37.4%
Installment loans and RPAs	49.1%	49.4%	47.0%	47.0%	48.0%
Total loans and finance receivables revenue	99.8%	99.9%	99.9%	99.9%	99.9%
Other	0.2%	0.1%	0.1%	0.1%	0.1%
Total revenue	100.0%	100.0%	100.0%	100.0%	100.0%

	2019 First Quarter	2019 Second Quarter	2019 Third Quarter	2019 Fourth Quarter	2019 Total Year
Short-term loans	13.1%	10.5%	8.6%	7.4%	9.7%
Line of credit accounts	39.5%	42.7%	47.9%	50.5%	45.6%
Installment loans and RPAs	47.3%	46.7%	43.5%	41.5%	44.5%
Total loans and finance receivables revenue	99.9%	99.9%	99.9%	99.4%	99.8%
Other	0.1%	0.1%	0.1%	0.6%	0.2%
Total revenue	100.0%	100.0%	100.0%	100.0%	100.0%

Note: All amounts presented in this schedule exclude discontinued operations.

Enova International, Inc.
Income (Loss) from Operations by Geography (Unaudited)
(Dollars in thousands)

2017	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Domestic & International					
Revenue	$ 167,820	$ 162,498	$ 187,198	$ 211,387	$ 728,903
Cost of Revenue	74,964	70,679	92,084	115,761	353,488
Gross Profit	$ 92,856	$ 91,819	$ 95,114	$ 95,626	$ 375,415
Gross Profit Margin	55.3%	56.5%	50.8%	45.2%	51.5%
Total Operating Expenses	$ 32,869	$ 33,543	$ 39,704	$ 41,109	$ 147,225
Depreciation and Amortization	1,629	1,629	1,741	2,203	7,202
Income from Operations	$ 34,498	$ 35,172	$ 41,445	$ 43,312	$ 154,427
Corporate Services					
Total Operating Expenses	$ 24,600	$ 25,617	$ 24,604	$ 23,897	$ 98,718
Depreciation and Amortization	1,592	1,473	1,503	1,512	6,080
Loss from Operations	$ (26,192)	$ (27,090)	$ (26,107)	$ (25,409)	$ (104,798)
Total					
Revenue	$ 167,820	$ 162,498	$ 187,198	$ 211,387	$ 728,903
Cost of Revenue	74,964	70,679	92,084	115,761	353,488
Gross Profit	$ 92,856	$ 91,819	$ 95,114	$ 95,626	$ 375,415
Gross Profit Margin	55.3%	56.5%	50.8%	45.2%	51.5%
Total Operating Expenses	$ 57,469	$ 59,160	$ 64,308	$ 65,006	$ 245,943
Depreciation and Amortization	3,221	3,102	3,244	3,715	13,282
Income from Operations	$ 32,166	$ 29,557	$ 27,562	$ 26,906	$ 116,190

2018	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Domestic & International					
Revenue	$ 219,309	$ 219,291	$ 257,315	$ 276,706	$ 972,621
Cost of Revenue	92,793	106,361	146,803	157,448	503,405
Gross Profit	$ 126,516	$ 112,930	$ 110,512	$ 119,258	$ 469,216
Gross Profit Margin	57.7%	51.5%	42.9%	43.1%	48.2%
Total Operating Expenses	$ 38,982	$ 40,206	$ 46,477	$ 47,556	$ 173,221
Depreciation and Amortization	1,983	2,025	1,923	2,008	7,939
Income from Operations	$ 40,965	$ 42,231	$ 48,400	$ 49,564	$ 288,056
Corporate Services					
Total Operating Expenses	$ 26,157	$ 28,590	$ 24,595	$ 26,907	$ 106,249
Depreciation and Amortization	1,608	1,569	1,530	1,554	6,261
Loss from Operations	$ 24,549	$ 27,021	$ 23,065	$ 25,353	$ 99,988
Total					
Revenue	$ 219,309	$ 219,291	$ 257,315	$ 276,706	$ 972,621
Cost of Revenue	92,793	106,361	146,803	157,448	503,405
Gross Profit	$ 126,516	$ 112,930	$ 110,512	$ 119,258	$ 469,216
Gross Profit Margin	57.7%	51.5%	42.9%	43.1%	48.2%
Total Operating Expenses	$ 65,139	$ 68,796	$ 71,072	$ 74,463	$ 279,470
Depreciation and Amortization	3,591	3,594	3,453	3,562	14,200
Income from Operations	$ 57,786	$ 40,540	$ 35,987	$ 41,233	$ 175,546

2019	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Domestic & International					
Revenue	$ 264,438	$ 259,445	$ 306,612	$ 345,262	$ 1,174,757
Cost of Revenue	118,858	123,433	162,186	198,417	602,894
Gross Profit	$ 145,580	$ 136,012	$ 143,426	$ 146,845	$ 571,863
Gross Profit Margin	55.1%	52.4%	46.9%	42.5%	48.7%
Total Operating Expenses	$ 39,437	$ 45,446	$ 55,309	$ 57,655	$ 197,847
Depreciation and Amortization	2,356	2,095	2,041	2,489	8,981
Income from Operations	$ 41,793	$ 47,541	$ 57,350	$ 60,144	$ 365,035
Corporate Services					
Total Operating Expenses	$ 29,254	$ 28,716	$ 27,180	$ 25,601	$ 110,751
Depreciation and Amortization	1,578	1,586	1,392	1,518	6,074
Loss from Operations	$ 27,676	$ 27,130	$ 25,788	$ 24,083	$ 104,677
Total					
Revenue	$ 264,438	$ 259,445	$ 306,612	$ 345,262	$ 1,174,757
Cost of Revenue	118,858	123,433	162,186	198,417	602,894
Gross Profit	$ 145,580	$ 136,012	$ 143,426	$ 146,845	$ 571,863
Gross Profit Margin	55.1%	52.4%	46.9%	42.5%	48.7%
Total Operating Expenses	$ 68,691	$ 74,162	$ 82,489	$ 83,256	$ 308,598
Depreciation and Amortization	3,934	3,681	3,433	4,007	15,055
Income from Operations	$ 72,955	$ 58,169	$ 57,504	$ 59,582	$ 248,210

Note: All amounts presented in this schedule exclude discontinued operations.

Enova International, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures - Combined Loan and Finance Receivable Balances (Unaudited)

(Dollars in thousands)

	2017				2018				2019			
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Short-term loan balances, gross:												
Company owned	$ 25,181	$ 28,880	$ 32,485	$ 34,131	$ 27,245	$ 31,575	$ 38,299	$ 37,768	$ 28,669	$ 31,584	$ 29,988	$ 29,764
Guaranteed by the Company	18,854	24,123	24,248	28,875	21,409	24,764	25,533	25,388	18,339	13,304	13,922	14,857
Combined	$ 44,035	$ 53,003	$ 56,733	$ 63,006	$ 48,654	$ 56,339	$ 63,832	$ 63,156	$ 47,008	$ 44,888	$ 43,910	$ 44,621
Line of credit account balances, gross:												
Company owned	$ 124,437	$ 134,078	$ 154,689	$ 170,068	$ 160,923	$ 181,134	$ 216,624	$ 227,563	$ 218,979	$ 263,825	$ 336,847	$ 392,837
Guaranteed by the Company	—	—	—	—	—	—	—	—	—	—	—	—
Combined	$ 124,437	$ 134,078	$ 154,689	$ 170,068	$ 160,923	$ 181,134	$ 216,624	$ 227,563	$ 218,979	$ 263,825	$ 336,847	$ 392,837
Installment loan and finance receivable balances, gross:												
Company owned	$ 381,414	$ 408,727	$ 470,834	$ 529,045	$ 533,121	$ 567,933	$ 633,075	$ 658,995	$ 627,401	$ 671,314	$ 743,088	$ 816,988
Guaranteed by the Company	3,692	3,890	4,695	5,259	5,185	3,917	4,573	4,316	3,957	8,159	9,726	12,703
Combined	$ 385,106	$ 412,617	$ 475,529	$ 534,304	$ 538,306	$ 571,850	$ 637,648	$ 663,311	$ 631,358	$ 679,473	$ 752,814	$ 829,691
Total loan and finance receivable balances, gross:												
Company owned	$ 531,032	$ 571,685	$ 658,008	$ 733,244	$ 721,289	$ 780,642	$ 887,998	$ 924,326	$ 875,049	$ 966,723	$ 1,109,923	$ 1,239,589
Guaranteed by the Company	22,546	28,013	28,943	34,134	26,594	28,681	30,106	29,704	22,296	21,463	23,648	27,560
Combined	$ 553,578	$ 599,698	$ 686,951	$ 767,378	$ 747,883	$ 809,323	$ 918,104	$ 954,030	$ 897,345	$ 988,186	$ 1,133,571	$ 1,267,149

Enova International, Inc.

Combined Originations and Loan and Finance Receivables Balances by Product and Customer Group (Unaudited)

(Dollars in thousands)

Combined loan and finance receivable originations	2017 First Quarter	2017 Second Quarter	2017 Third Quarter	2017 Fourth Quarter	2017 Total Year
Consumer:					
Near-prime installment loans	$ 45,892	$ 76,637	$ 99,761	$ 107,543	$ 329,833
Other installment loans	34,472	43,089	60,374	71,866	209,801
Line of credit accounts	59,393	62,816	66,328	73,044	261,581
Short-term loans	180,134	176,913	181,374	197,156	735,577
Total consumer	319,891	359,455	407,837	449,609	1,536,792
Small business	26,777	32,529	29,725	26,631	115,662
Total combined originations	$ 346,668	$ 391,984	$ 437,562	$ 476,240	$ 1,652,454

Combined loan and finance receivable originations	2018 First Quarter	2018 Second Quarter	2018 Third Quarter	2018 Fourth Quarter	2018 Total Year
Consumer:					
Near-prime installment loans	$ 79,922	$ 104,448	$ 120,627	$ 109,671	$ 414,668
Other installment loans	66,271	68,293	81,119	81,333	297,016
Line of credit accounts	61,340	82,569	100,782	100,663	345,354
Short-term loans	181,180	179,420	212,168	229,887	802,655
Total consumer	388,713	434,730	514,696	521,554	1,859,693
Small business	28,494	25,038	29,917	35,258	118,707
Total combined originations	$ 417,207	$ 459,768	$ 544,613	$ 556,812	$ 1,978,400

Combined loan and finance receivable originations	2019 First Quarter	2019 Second Quarter	2019 Third Quarter	2019 Fourth Quarter	2019 Total Year
Consumer:					
Near-prime installment loans	$ 86,063	$ 137,520	$ 167,192	$ 177,737	$ 568,512
Other installment loans	51,714	51,602	59,745	67,267	230,328
Line of credit accounts	81,995	115,108	162,590	170,652	530,345
Short-term loans	190,883	160,032	155,974	156,384	663,273
Total consumer	410,655	464,262	545,501	572,040	1,992,458
Small business	44,991	60,117	66,593	83,965	255,686
Total combined originations	$ 455,646	$ 524,379	$ 612,094	$ 656,005	$ 2,248,144

Combined loan and finance receivable balances, gross	2017 First Quarter	2017 Second Quarter	2017 Third Quarter	2017 Fourth Quarter
Consumer:				
Near-prime installment loans	$ 267,148	$ 286,381	$ 329,989	$ 371,325
Other installment loans	71,756	77,337	100,662	122,486
Line of credit accounts	87,799	97,799	115,159	130,638
Short-term loans	44,035	53,003	56,733	63,006
Total consumer	470,738	514,520	602,543	687,455
Small business	82,840	85,178	84,408	79,923
Total combined loan and finance receivable balances, gross:	$ 553,578	$ 599,698	$ 686,951	$ 767,378

Combined loan and finance receivable balances, gross	2018 First Quarter	2018 Second Quarter	2018 Third Quarter	2018 Fourth Quarter
Consumer:				
Near-prime installment loans	$ 376,821	$ 409,176	$ 453,064	$ 470,303
Other installment loans	122,539	125,808	145,800	152,702
Line of credit accounts	121,346	141,490	175,467	183,323
Short-term loans	48,654	56,339	63,832	63,156
Total consumer	669,360	732,813	838,153	869,484
Small business	78,522	76,510	79,951	84,546
Total combined loan and finance receivable balances, gross:	$ 747,882	$ 809,323	$ 918,104	$ 954,030

Combined loan and finance receivable balances, gross	2019 First Quarter	2019 Second Quarter	2019 Third Quarter	2019 Fourth Quarter
Consumer:				
Near-prime installment loans	$ 454,428	$ 494,600	$ 554,978	$ 606,789
Other installment loans	126,729	120,288	121,539	130,797
Line of credit accounts	166,837	199,081	264,752	304,186
Short-term loans	47,008	44,888	43,910	44,621
Total consumer	795,002	858,857	985,179	1,086,393
Small business	102,343	129,329	148,393	180,756
Total combined loan and finance receivable balances, gross:	$ 897,345	$ 988,186	$ 1,133,572	$ 1,267,149

Enova International, Inc.

2019 Pro Forma and 2020 Estimated Revenue, Adjusted EBITDA and Adjusted Earnings Per Share (Unaudited)

(In thousands, except per share data)

Note: The Company will utilize the fair value option on its loan and finance receivable portfolio beginning January 1, 2020. Prior year amounts have been recast as if the fair value option had been utilized beginning January 1, 2019. All amounts presented in this schedule exclude discontinued operations.

	Unaudited Three Months Ended March 31,			Unaudited Twelve Months Ended December 31,		
	2019 Results	2020 Estimated Results		2019 Results	2020 Estimated Results	
	Pro Forma	Low	High	Pro Forma	Low	High
Total Revenue	$ 270,188	$ 328,000	$ 348,000	$ 1,210,516	$ 1,418,000	$ 1,488,000

The following tables reconcile income from operations to Adjusted EBITDA, a non-GAAP measure and diluted income per share to adjusted earnings per share, a non-GAAP measure:

	Unaudited Three Months Ended March 31,			Unaudited Twelve Months Ended December 31,		
	2019 Results	2020 Estimated Results		2019 Results	2020 Estimated Results	
	Pro Forma	Low	High	Pro Forma	Low	High
Income from operations	$ 78,380	$ 77,910	$ 97,910	$ 264,058	$ 274,480	$ 334,480
Depreciation and amortization	3,934	3,900	3,900	15,055	16,480	16,480
Stock-based compensation expense	3,074	3,190	3,190	11,967	14,040	14,040
Lease termination	370	—	—	370	—	—
Adjusted EBITDA	$ 85,758	$ 85,000	$ 105,000	$ 291,450	$ 305,000	$ 365,000

	Unaudited Three Months Ended March 31,			Unaudited Twelve Months Ended December 31,		
	2019 Results	2020 Estimated Results		2019 Results	2020 Estimated Results	
	Pro Forma	Low	High	Pro Forma	Low	High
Diluted income per share	$ 1.27	$ 1.27	$ 1.71	$ 4.07	$ 4.21	$ 5.50
Adjustments (net of tax):						
Lease termination and cease-use costs	0.02	—	—	0.02	—	—
Loss on early extinguishment of debt	0.07	—	—	0.07	—	—
Intangible asset amortization	0.01	0.01	0.01	0.03	0.03	0.03
Stock-based compensation expense	0.09	0.09	0.09	0.35	0.41	0.41
Cumulative tax effect of adjustments	(0.05)	(0.02)	(0.03)	(0.11)	(0.12)	(0.12)
Adjusted earnings per share	$ 1.41	$ 1.35	$ 1.78	$ 4.43	$ 4.53	$ 5.82